EXHIBIT 99.1
                               PRICING AGREEMENT


Merrill Lynch, Pierce, Fenner & Smith
            Incorporated
CS First Boston Corporation
Donaldson Lufkin & Jenrette Securities
            Corporation
Goldman, Sachs & Co.
Lehman Brothers Inc.
J.P. Morgan Securities Inc.
Morgan Stanley & Co. Incorporated
c/o Merrill Lynch, Pierce, Fenner & Smith
                         Incorporated
250 Vesey Street
World Financial Center
North Tower
New York, New York 10231







                                                               August 14, 1996
Ladies and Gentlemen:

                  Aetna Services, Inc. a Connecticut corporation (the "Company"), proposes, subject to the terms and conditions stated herein and in the Underwriting Agreement, dated August 14, 1996 (the "Underwriting Agreement"), to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") the Securities specified in Schedule II hereto (the "Designated Securities"). The Securities specified in Schedule II hereto shall be guaranteed by Aetna Inc., a Connecticut corporation (the "Guarantor"), as set forth in the Indenture identified in Schedule II hereto. Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement, except that each representation and warranty that refers to the Prospectus in
Section 2 of the Underwriting Agreement shall be deemed to be a representation or warranty as of the date of the Underwriting Agreement in relation to the Prospectus (as therein defined), and also a representation and warranty as of the date of this Pricing Agreement in relation to the Prospectus as amended or supplemented relating to the Designated Securities which are the subject of this Pricing Agreement. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined. The address of the Underwriters is set forth at the end of Schedule II hereto.

                  A supplement to the Prospectus relating to the Designated Securities, in the form heretofore delivered to you, is now proposed to be filed with the Commission.

                  Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, the Company agrees to issue and to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the time and place and at the purchase price to the Underwriters set forth in Schedule II hereto, the principal amount of Designated Securities set forth opposite the name of such Underwriter in Schedule I hereto and the Guarantor agrees to issue its Guarantees with respect to such Designated Securities.

                  If the foregoing is in accordance with your understanding, please sign and return to us counterparts hereof, and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters and the Company and the Guarantor. It is understood that your acceptance of this letter on behalf of each of the Underwriters is or will be pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company and the Guarantor for examination upon request.




                                          AETNA SERVICES, INC.


                                               /s/  Alfred P. Quirk, Jr.
                                          By: __________________________
                                              Name:  Alfred P. Quirk, Jr.
                                              Title: Vice President,
                                                       Corporate Finance


                                          AETNA INC.


                                               /s/  Alfred P. Quirk, Jr.
                                          By: __________________________
                                              Name:  Alfred P. Quirk, Jr.
                                              Title: Vice President,
                                                       Corporate Finance


Accepted as of the date hereof:

Merrill Lynch, Pierce, Fenner & Smith
            Incorporated
CS First Boston Corporation
Donaldson Lufkin & Jenrette
            Securities Corporation
Goldman, Sachs & Co.
Lehman Brothers Inc.
J.P. Morgan Securities Inc.
Morgan Stanley & Co. Incorporated


By:  Merrill Lynch, Pierce, Fenner & Smith
                  Incorporated

              /s/  William A. Ullman
By:         ____________________________
            Name:   William A. Ullman
            Title:  Director


                                  SCHEDULE I

                        Principal Amount of Designated
                          Securities to be Purchased

                     Underwriters                     6.750% Guaranteed Notes due   7.125% Guaranteed Notes due
- ---------------------------------------------------   ---------------------------   ---------------------------
                                                            August 15, 2001               August 15, 2006
                                                      ---------------------------   ---------------------------
Merrill Lynch, Pierce, Fenner & Smith Incorporated...        $   42,858,000               $  50,000,000

CS First Boston Corporation..........................            42,857,000                  50,000,000

Donaldson Lufkin & Jenrette Securities Corporation...            42,857,000                  50,000,000

Goldman, Sachs & Co..................................            42,857,000                  50,000,000

Lehman Brothers Inc..................................            42,857,000                  50,000,000

J.P. Morgan Securities Inc...........................            42,857,000                  50,000,000

Morgan Stanley & Co. Incorporated....................            42,857,000                  50,000,000

Total                                                        $  300,000,000               $ 350,000,000
                                                             ==============               =============

                                                      7.625% Guaranteed Debentures due   6.970% Guaranteed Debentures due
                                                      --------------------------------   --------------------------------
                                                             August 15, 2026                    August 15, 2036
                                                      --------------------------------   --------------------------------
Merrill Lynch, Pierce, Fenner & Smith Incorporate...          $  64,290,000                      $  42,858,000

CS First Boston Corporation..........................            64,285,000                         42,857,000

Donaldson Lufkin & Jenrette Securities Corporation...            64,285,000                         42,857,000

Goldman, Sachs & Co..................................            64.285,000                         42,857,000

Lehman Brothers Inc..................................            64,285,000                         42,857,000

J.P. Morgan Securities Inc...........................            64,285,000                         42,857,000

Morgan Stanley & Co. Incorporated....................            64,285,000                         42,857,000

                                                               $ 450,000,000                      $ 300,000,000
                                                               =============                      =============

                                  SCHEDULE II


Title of Designated Securities:

                  6.750% Guaranteed Notes due August 15, 2001 ("2001 Notes") 7.125% Guaranteed Notes due August 15, 2006 ("2006 Notes") 7.625% Guaranteed Debentures due August 15, 2026 ("2026
                        Debentures")
                  6.970% Guaranteed Debentures due August 15, 2036 ("2036
                        Debentures")

Aggregate Principal Amount:

                  2001 Notes:      $300,000,000
                  2006 Notes:      $350,000,000
                  2026 Debentures: $450,000,000
                  2036 Debentures: $300,000,000

Price to Public:

2001 Notes:                   99.851% of the principal amount of 2001 Notes,
                              plus accrued interest, if any, from August 19,
                              1996
2006 Notes:                   99.263% of the principal amount of 2006 Notes,
                              plus accrued interest, if any, from August 19,
                              1996
2026 Debentures:              99.071% of the principal amount of 2026
                              Debentures, plus accrued interest, if any, from
                              August 19, 1996
2036 Debentures:              100.000% of the principal amount of 2036
                              Debentures, plus accrued interest, if any, from August 19, 1996


Purchase Price by Underwriters:

2001 Notes:                   99.251% of the principal amount of 2001 Notes,
                              plus accrued interest, if any, from August 19,
                              1996
2006 Notes:                   98.613% of the principal amount of 2006 Notes,
                              plus accrued interest, if any, from August 19,
                              1996
2026 Debentures:              98.196% of the principal amount of 2026
                              Debentures, plus accrued interest, if any, from
                              August 19, 1996
2036 Debentures:              99.3625% of the principal amount of 2036
                              Debentures, plus accrued interest, if any, from August 19, 1996



Specified Funds for Payment of Purchase Price:

                  Immediately Available Funds

Indenture:

                  Indenture dated July 1, 1996, among the Company, the Guarantor and State Street Bank and Trust Company of Connecticut, National Association, as Trustee

Maturity:

                  2001 Notes:      August 15, 2001
                  2006 Notes:      August 15, 2006
                  2026 Debentures: August 15, 2026
                  2036 Debentures: August 15, 2036

Interest Rate:

                  2001 Notes:      6.750%
                  2006 Notes:      7.125%
                  2026 Debentures: 7.625%
                  2036 Debentures: 6.970%

Interest Payment Dates:

                  In each case, interest is payable semi-annually on February 15 and August 15, commencing February 15, 1997.

Redemption Provisions:

                  No provisions for redemption

Sinking Fund Provisions:

                  No sinking fund provisions

Optional Repayment Provisions:

2001 Notes:                   No provisions for optional repayment
2006 Notes:                   No provisions for optional repayment
2026 Debentures:              No provisions for optional repayment
2036 Debentures:              The 2036 Debentures may be repaid on August 15,
                              2004, at the option of the registered holders of the 2036 Debentures, at 100% of their principal amount, together with accrued and unpaid interest to August 15, 2004.

Floating Rate Provisions:

                  No floating rate provision

Time of Delivery:

                  August 19, 1996

Closing Location:

                  Davis Polk and Wardwell
                  450 Lexington Avenue
                  New York, NY 10017

Delayed Delivery:

                  None

Names and Addresses of Underwriters:


                  Merrill Lynch, Pierce, Fenner & Smith Incorporated CS First Boston Corporation
                  Donaldson Lufkin & Jenrette Securities Corporation Goldman, Sachs & Co.
                  Lehman Brothers Inc.
                  J.P. Morgan Securities Inc.
                  Morgan Stanley & Co. Incorporated

            Address for Notices, etc.:

                  c/o   Merrill Lynch, Pierce, Fenner & Smith
                              Incorporated
                        250 Vesey Street
                        World Financial Center
                        North Tower
                        New York, New York  10281-1323